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                                                                    EXHIBIT 99.1

                     FEDERAL DEPOSIT INSURANCE CORPORATION

                             WASHINGTON, D.C. 20429

                                    FORM F-3

                                 CURRENT REPORT
                       UNDER SECTION 13 OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           FOR THE MONTH OF MAY 1996

                               SANTA MONICA BANK

             INCORPORATED IN THE STATE OF CALIFORNIA ON FEB. 3/1997

                   IRS EMPLOYER IDENTIFICATION NO. 95-1191910

                               1251 FOURTH STREET

                         SANTA MONICA, CALIFORNIA 90401

                           TELEPHONE NO. 310/394-9611

                                                                     Page 1 of 3
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                               SANTA MONICA BANK

ITEM 10.  CHANGES IN BANK'S CERTIFYING ACCOUNTANTS.

(a) On May 22, 1996 The Board of Directors of Santa Monica Bank (Bank) retained Arthur Andersen LLP as the Bank's principal independent public accountant to audit its financial statements for year ending December 31, 1996.

(b) There were no disagreements with the previous accountant, Deloitte & Touche LLP, in connection with the audits of the last two fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused them to make reference in connection with their report. Please refer to Exhibit B dated June 4, 1996, for supplemental information regarding this matter.

(c) Deloitte & Touche LLP's reports on the financial statements of the Bank for the past two fiscal years contained no adverse opinions or disclaimer of opinions or qualifications.

(d) Exhibit A:

    Letter from former accountant Deloitte & Touche LLP, addressed to the FDIC.

(e) The decision to change accountants was approved by the Audit Committee of the Board and ratified by the Bank's Board of Directors on May 22, 1996.

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                               SANTA MONICA BANK

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                By:             /s/ AUBREY L. AUSTIN
                                     -----------------------------------------
                                                  Aubrey L. Austin
Date: May 31, 1996                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                By:             /s/ DARIO O. QUIROGA
                                     -----------------------------------------
                                                  Dario O. Quiroga
Date: May 31, 1996                      SVP/CASHIER/CHIEF FINANCIAL OFFICER

                                By:             /s/ PABLO M. ERCILLA
                                     -----------------------------------------
                                                  Pablo M. Ercilla
Date: May 31, 1996                        VP/PRINCIPAL ACCOUNTING OFFICER
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                                                                       EXHIBIT A

                       [LETTERHEAD OF DELOITTE & TOUCHE]

June 4, 1996

Federal Deposit Insurance Corporation
550 17th Street, N.W.
Washington, D.C. 20429

Dear Sirs/Madams:

We have read the comments in Item 10 of Form F-3 of Santa Monica Bank (the "Bank") for the month of May, 1996 and hereby provide the following response thereto:

    - We agree with the statement made in paragraph (c).

    - We have no basis to agree or disagree with the statements made in paragraphs (a) or (e).

    - We do not agree with the statement made in paragraph (b). In connection with our audit of the Bank's 1995 financial statements we had a disagreement with the Bank's management regarding its identification and disclosure of impaired loans under Statement of Financial Accounting Standards No. 114 "Accounting by Creditors for Impairment of a Loan." Specifically, the Bank's Senior Credit Administrator, who also has responsibility for accounting and disclosure matters relating to the allowance for credit losses and loan impairment matters, represented to us that the Bank had no impaired loans as of December 31, 1995 and that he intended to disclose such representation in the Bank's 1995 financial statements. We asserted that, based upon our analysis and knowledge of the loan portfolio, we could not issue our opinion on the Bank's financial statements with such disclosure in the Bank's financial statements. The matter was ultimately resolved when management produced a listing of impaired loans and included the required disclosures in the Bank's financial statements. We verbally communicated this disagreement to the Bank's audit committee on March 19, 1996.

Yours truly,

            [SIG]

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
cc:        Mr. George J. Masa                   Mr. Conrad Hewitt
           Regional Director of Bank
           Supervision                          Superintendent of Banks
           Federal Deposit Insurance
           Corporation                          State Banking Department
           25 Ecker Street, Suite 2300          111 Pine Street, Suite 1100
                                                San Francisco, California
           San Francisco, California 94105      94111-5613

           Mr. Aubrey L. Austin
           President and Chief Executive
           Officer
           Santa Monica Bank
           Santa Monica, California 90406
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                                                                       EXHIBIT B

                       [LETTERHEAD OF SANTA MONICA BANK]

June 4, 1996

Federal Deposit Insurance Corporation
550 17th Street, N.W.
Washington, DC 20429

Dear Sirs/Madames:

This Exhibit is written as a supplement to our Form F-3, CURRENT REPORT, Under
Section 13 of the Securities Exchange Act of 1934 For the Month of May 1996.

In Form F-3, management indicated in Item 10(b) that there were no disagreements with the previous accountants, Deloitte & Touche LLP, in connection with their audit of the last two fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused Deloitte & Touche to make reference in connection with their report.

We have become aware that Deloitte & Touche intends to comment in their letter to you dated June 4, 1996, that, in their opinion, they do not agree with the Bank's statement regarding this matter. We respectfully do not agree with their conclusion and wish to present the Bank's position for you.

During 1995, the Bank's Senior Credit Administrator had various discussions with Deloitte & Touche regarding the Bank's implementation of Statement of Financial Accounting Standards No. 114 "Accounting by Creditors for Impairment of a Loan" (FAS 114). At the completion of these discussions, there existed a difference of opinion regarding certain elements of implementing the provisions of FAS 114.

Management then conducted discussions with various other financial institutions located within California of similar size and nature of operations to Santa Monica Bank. Management reached the decision, based in part on these discussions with peer institutions, and with active involvement of Dario Quiroga, the Bank's Chief Financial Officer, to fully implement the accounting and disclosure provisions of FAS 114. As the Chief Financial Officer of Santa Monica Bank, Dario Quiroga has the ultimate responsibility for all matters dealing with financial accounting and disclosure matters, including FAS 114.

The Bank's information and related financial statement disclosures regarding FAS 114 was then fully reviewed by Deloitte & Touche LLP. Deloitte & Touche rendered their opinion on the 1995 financial statements of Santa Monica Bank without making any reference to an exception to accounting principles or practices, financial statement disclosure or audit scope or procedures.

                                   *  *  *  *
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                       [LETTERHEAD OF SANTA MONICA BANK]

May 31, 1996

Federal Deposit Insurance Corporation
25 Ecker Street, Suite 2300
San Francisco, CA 94105

Re:  Engagement of Independent Public Accountant

Gentlemen:

This letter is to comply with the notification requirements set forth in Paragraph 363.4(d), Notice of Engagement or Change of Accountants, of Part 363--Annual Independent Audits and Reporting Requirements, Chapter III, Title 12 of the Code of Federal Regulations.

On May 22, 1996, the Board of Directors of Santa Monica Bank retained Arthur Andersen LLP (Andersen) as their independent public accountants for the purpose of rendering certain professional services to this Institution. Those services include an audit, in accordance with generally accepted auditing standards, of Santa Monica Bank's financial statements as of and for the year ending December 31, 1996, an examination of management's assertion about the effectiveness of the Institution's internal control structure over financial reporting as of December 31, 1996, and the performance of certain procedures set forth in Schedule A to Appendix A to Part 363 to test the Institution's compliance with FDIC-designated laws and regulations.

The Audit Committee of the Board of Directors of Santa Monica Bank has reviewed and satisfied themselves that Andersen has met the requirements set forth in Guidelines 13, 14 and 15 and has previously complied with the requirements of Guideline 16 as set forth in Appendix A to Part 363.

Very truly yours,

SANTA MONICA BANK

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
By:       /s/ AUBREY L. AUSTIN
     ------------------------------
            Aubrey L. Austin
     PRESIDENT AND CHIEF EXECUTIVE
                OFFICER
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Enclosures

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
           Federal Deposit Insurance
cc:        Corp.                          State Banking Department     Deloitte & Touche LLP
                                          Attn: Superintendent of
           550 17th Street, N.W.          Banks                        1000 Wilshire Blvd.
                                          300 So. Spring St., Ste.
           Washington, D.C. 20429         15513                        Los Angeles, CA 90017
                                          Los Angeles, CA 90013
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